Exhibit 23.8

Ronald Turner MAusIMM (CP Geo.)

WSP Mining S.A.

Magdalena 181, Piso 3, Las Condes, Santiago, Chile

CONSENT OF QUALIFIED PERSON

I, Ronald Turner, state that I am responsible for preparing or supervising the preparation of part(s) of the Technical Report Summary, titled ‘SEC S-K 1300 TRS Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’ with an effective date of December 31, 2024, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Santiago, Chile, this 26th of February, 2026.

/s/ Ronald Turner MAusIMM

________________________________________________

Ronald Turner MAusIMM No. 302538, (CP Geo.)

Ibrahim Karajeh, P.Eng.

WSP Canada Inc.

6925 Century Avenue, Suite #600

Mississauga, Ontario, L5N 7K2 Canada

CONSENT OF QUALIFIED PERSON

I, Ibrahim Karajeh, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’ with an effective date of December 31, 2024, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Mississauga, Ontario, this 26th of February, 2026

/s/ Ibrahim Karajeh

________________________________________________

Ibrahim Karajeh, Professional Engineers Ontario (Registration No. 100050232)

Dawn Garcia, CPG

Stantec

3133 W Frye Rd Suite 300, Chandler, AZ 85226

CONSENT OF QUALIFIED PERSON

I, Dawn Garcia, state that I am responsible for preparing or supervising the preparation of part(s) of the Technical Report Summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’ with an effective date of December 31, 2024, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Chandler, Arizona, this 26th of February, 2026

/s/ Dawn Garcia

________________________________________________

Dawn Garcia, CPG

Certified Professional Geologist (American Institute of Professional Geologists, CPG-08313)

(P.G., Arizona, License No. 26034)

Jorge Castillo, P.E. (Colorado)

WSP USA Inc.

7245 Alaska Drive, Lakewood, Colorado 80226

CONSENT OF QUALIFIED PERSON

I, Jorge Castillo, state that I am responsible for preparing or supervising the preparation of part(s) of the Technical Report Summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’ with an effective date of December 31, 2024, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible (Sections 15.6 and 23.5), and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Lakewood, Colorado, this 26th of February, 2026

/s/ Jorge Castillo

________________________________________________

Jorge Castillo, Registered Professional Engineer - Colorado, U.S. (Colorado Registration No. 0054466).

Michael Pegnam, P.E., (Arizona)

WSP USA Inc.

177 N Church Avenue, Suite 1105, Tucson, AZ 85701

CONSENT OF QUALIFIED PERSON

I, Michael Pegnam, state that I am responsible for preparing or supervising the preparation of part(s) of the Technical Report Summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’ with an effective date of December 31, 2024, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 26th of February, 2026

/s/ Michael Pegnam

________________________________________________

Michael Pegnam, Registered Professional Engineer - Arizona, U.S. (Registration No. 33800)

Eugenio Iasillo, P.E. (Arizona)

Process Engineering LLC

1676 W Aristides Street, Tucson, Arizona 85704

CONSENT OF QUALIFIED PERSON

I, Eugenio Iasillo, state that I am responsible for preparing or supervising the preparation of part(s) of the Technical Report Summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’ with an effective date of December 31, 2024, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 26th of February, 2026

/s/ Eugenio Iasillo

________________________________________________

Eugenio Iasillo, Registered Professional Engineer - Arizona, U.S. (Arizona Certificate/Registration No.

28209)

Matthew P. Oommen

WSP USA, Inc.

701 Emerson Road, Suite 250, Creve Coeur, MO 63141

CONSENT OF QUALIFIED PERSON

I, Matthew Oommen, state that I am responsible for preparing or supervising the preparation of part(s) of the Technical Report Summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’ with an effective date of December 31, 2024, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(e)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(f)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(g)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(h)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at St. Louis, Missouri, this 26th of February, 2026

/s/ Matthew Oommen

________________________________________________

Matthew Oommen, SME Registered Member (No. 04023651)